                                                                    EXHIBIT 99.1


[CELERIS LOGO]


CONTACT: PAUL R. JOHNSON
         CHIEF FINANCIAL OFFICER
         (615) 341-0223


             CELERIS CORPORATION REPORTS SECOND QUARTER 2002 RESULTS


         NASHVILLE, Tennessee (August 14, 2002) -- Celeris Corporation (OTCBB:
CRSC) today announced results for the second quarter and six months ended June 30, 2002.

On July 3, 2002, Celeris Corporation completed its sale of substantially all the Company's assets, other than its cash, to STATPROBE, Inc. The Company is currently in the process of liquidation and anticipates distributing between $0.29 and $0.35 per share in cash to its shareholders following the completion of the liquidation. The actual distribution could be higher or lower than the range per share contemplated depending on a number of factors, some of which are outside of the Company's control or ability to quantify at this time. Celeris currently anticipates that the distribution will occur in the fourth quarter of 2002.

         As a result of the transaction with STATPROBE, the Company has accounted for all of its clinical services businesses as discontinued operations. Clinical research services revenue related to the discontinued operations for the second quarter ended June 30, 2002, was $1.94 million compared with revenue for the second quarter of 2001 of $2.50 million. The Company reported a net loss of $1.64 million, or $0.48 per diluted share, for the second quarter of 2002, compared with a net loss of $684,000, or $0.21 per diluted share, for the year-earlier period. The loss for the second quarter of 2002 included a loss of $465,000, or $0.14 per diluted share, related to the sale of its operating assets.

         Clinical research services revenue related to the discontinued operations for the six months ended June 30, 2002, was $4.26 million compared with revenue for the prior year period of $4.87 million. The Company reported a net loss of $2.44 million, or $0.71 per diluted share, for the first six months of 2002 compared with a net loss of $1.43 million, or $0.43 per diluted share, for the year earlier period.


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This press release may contain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements of intent, belief or current expectations of Celeris Corporation and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include, but are not limited to the effect on the Company's financial position of a delay in the process to meet certain post-closing obligations with the buyers of the Company's assets or to liquidate the Company, and other risk factors detailed in the Company's Securities and Exchange Commission filings, including the Company's Form 10-K for the year ended December 31, 2001, which was filed April 1, 2002.


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                      CELERIS CORPORATION AND SUBSIDIARIES


           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

     Three Months Ended Six Months Ended

                                                     JUNE 30,                JUNE 30,
                                                -------------------     -------------------
                                                 2002        2001        2002        2001
                                                -------     -------     -------     -------
Revenue:
  Clinical research services                    $    --     $    --     $    --     $    --
  Project pass-through expenses                      --          --          --          --
                                                -------     -------     -------     -------

Cost of sales:
  Clinical research services                         --          --          --          --
  Project pass-through expenses                      --          --          --          --
                                                -------     -------     -------     -------
                                                     --          --          --          --
                                                -------     -------     -------     -------

Gross profit                                         --          --          --          --
Selling, general and administrative expenses         --          --          --          --
                                                -------     -------     -------     -------

Loss from operations                                 --          --          --          --
Interest income, net                                  3          37           9          93
                                                -------     -------     -------     -------
                                                      3          37           9          93

Discontinued operations:
  Loss from discontinued operations              (1,181)       (721)     (1,983)     (1,519)
  Loss on sale of assets                           (465)         --        (465)         --
                                                -------     -------     -------     -------
                                                 (1,646)       (721)     (2,448)     (1,519)
                                                -------     -------     -------     -------

Net Loss                                        $(1,643)    $  (684)    $(2,439)    $(1,426)
                                                =======     =======     =======     =======

Basic and diluted loss per common share:
  Continuing operations                         $    --     $    --     $    --     $    --
  Discontinued operations                         (0.48)      (0.21)      (0.71)      (0.43)
                                                -------     -------     -------     -------
                                                $ (0.48)    $ (0.21)    $ (0.71)    $ (0.43)
                                                =======     =======     =======     =======

Basic and diluted weighted average
  shares outstanding                              3,424       3,316       3,424       3,316


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CELERIS CORPORATION AND SUBSIDIARIES

                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                    (In thousands, except per share amount)


                                                                           JUNE 30,     DEC. 31,
                                                                             2002         2001
                                                                           --------     --------

                                          ASSETS

Current Assets of discontinued operations:
  Cash and cash equivalents                                                $    807     $  2,465
  Restricted funds                                                              278          342
  Accounts receivable, net of allowance of  $107 and $162, respectively         276        2,341
  Other current assets                                                           53          239
  Receivable from asset sale                                                  1,646           --
                                                                           --------     --------
    Total current assets                                                      3,060        5,387

Furniture, fixtures and equipment held for sale, net                             --          867
                                                                           --------     --------

Total Assets                                                               $  3,060     $  6,254
                                                                           ========     ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY


Current Liabilities:
  Accounts payable and accrued expenses                                    $  1,600     $    757
  Deferred revenue                                                               --        1,379
  Current liabilities held for sale                                              --          218
                                                                           --------     --------
    Total current liabilities                                                 1,600        2,354

Commitments and contingencies                                                    --           --

Shareholders' Equity:
  Common stock, $0.01 par value - 13,511 shares authorized;
    3,424 shares issued and outstanding, respectively                            34           34
  Additional paid-in capital                                                 68,749       68,749
  Accumulated deficit                                                       (67,323)     (64,883)
                                                                           --------     --------
    Total shareholders' equity                                                1,460        3,900
                                                                           --------     --------

Total Liabilities and Shareholders' Equity                                 $  3,060     $  6,254
                                                                           ========     ========


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